SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

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SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	333-43770	52-2258371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 W. Jackson, Ozark, Missouri 65721

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 417/883-4549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 8, 2005, Charles M. Foudree accepted an appointment to become a member of our Board of Directors, and to serve on our Audit Committee as Chairman and on our Compensation Committee.

Mr. Foudree served in numerous positions at Harmon Industries, Inc. from 1972 through 1999, including Executive Vice President – Finance and Chief Financial Officer. He is a director of Sceptor Industries, Inc. and Carondelet Health and a former director of OTR Express, Inc. and Harmon Industries, Inc.

Mr. Foudree also serves on a variety of community boards including the Harry S. Truman Library Institute and the St. Paul School of Theology. His past directorships and trusteeships include Truman State University Foundation, St. Mary’s Hospital Foundation and the Financial Executives Institute.

Mr. Foudree is a graduate of Truman State University with a degree in Accounting. He is a certified public accountant in the states of Missouri and Kansas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)
By	/s/ JOHN M. GOTT
John M. Gott
President and
Chief Executive Officer

Dated: July 14, 2005